SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2003

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2003-A

(Issuer with respect to the Notes)

Delaware	333-100621-01	52-2184798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 NW 12th Avenue Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Registrant)

Dated: December 19, 2003	By:	/s/ Victor A. De Jesus

Victor A. De Jesus, Vice President
and Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officers of the
Servicer on behalf of the Trust)

World Omni Auto Receivables Trust 2003-A

Monthly Servicer Certificate

November 30, 2003

Aggregate Note Amount	Aggregate Note Amount

Original	785,025,000.00
Note Balance @ 10/31/03	589,280,314.86
Principal distributable amount	20,104,731.13
Note Balance @ 11/30/03	569,175,583.73

Note Amount	Class A-1 Note Amount

Original	189,000,000.00
Note Balance @ 10/31/03	0.00
Principal distributable amount	0.00
Note Balance @ 11/30/03	0.00

Note Amount	Class A-2 Note Amount

Original	156,000,000.00
Note Balance @ 10/31/03	156,000,000.00
Principal distributable amount	15,396,671.87
Note Balance @ 11/30/03	140,603,328.13

Note Amount	Class A-3 Note Amount

Original	257,000,000.00
Note Balance @ 10/31/03	257,000,000.00
Principal distributable amount	0.00
Note Balance @ 11/30/03	257,000,000.00

Note Amount	Class A-4 Note Amount

Original	139,300,000.00
Note Balance @ 10/31/03	139,300,000.00
Principal distributable amount	0.00
Note Balance @ 11/30/03	139,300,000.00

Note Amount	Class B Note Amount

Original	43,725,000.00
Note Balance @ 10/31/03	36,980,314.86
Principal distributable amount	4,708,059.26
Note Balance @ 11/30/03	32,272,255.60

Distributable Amounts	Total

Interest Distributable Amount	985,764.78
Principal Distributable Amount	20,104,731.13
Total	21,090,495.91

Distributable Amounts	Class A-1

Interest Distributable Amount	0.00
Principal Distributable Amount	0.00
Total	0.00

Distributable Amounts	Class A-2

Interest Distributable Amount	189,800.00
Principal Distributable Amount	15,396,671.87
Total	15,586,471.87

Distributable Amounts	Class A-3

Interest Distributable Amount	424,050.00
Principal Distributable Amount	0.00
Total	424,050.00

Distributable Amounts	Class A-4

Interest Distributable Amount	299,495.00
Principal Distributable Amount	0.00
Total	299,495.00

Distributable Amounts	Class B

Interest Distributable Amount	72,419.78
Principal Distributable Amount	4,708,059.26
Total	4,780,479.04

Note Factors	Series A-1	Series A-2

11/30/2003	0.0000000%	90.1303385%

Note Factors	Series A-3	Series A-4

11/30/2003	100.0000000%	100.0000000%

Note Factors	Series B

11/30/2003	73.8073313%

Pool Data	$	#

Original Pool Balance	795,001,395.18	44,938
Pool Balance at 10/31/03	607,505,479.24	40,307
Principal Payments	19,708,963.01	460
Defaulted Receivables	1,017,563.93	59
Pool Balance at 11/30/03	586,778,952.30	39,788
Overcollateralization Target Amount	17,603,368.57
Recoveries	426,452.09
Weighted Average APR	6.72%
Weighted Average Remaining Term	46.09

Account Balance	Advance	Reserve Fund

Balance as of 10/31/03	72,562.20	3,975,000.00
Balance as of 11/30/03	81,697.49	3,978,072.59
Change	9,135.29	3,072.59
Reserve Fund Requirement		3,975,000.00
Reserve Fund Supplemental Requirement/(Excess)		(3,072.59)

Distribution per $1,000	Total

Distribution Amount	26.8660182
Interest Distribution Amount	1.2557113
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	25.6103068

Distribution per $1,000	Class A-1

Distribution Amount	0.0000000
Interest Distribution Amount	0.0000000
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-2

Distribution Amount	99.9132812
Interest Distribution Amount	1.2166667
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	98.6966145

Distribution per $1,000	Class A-3

Distribution Amount	1.6500000
Interest Distribution Amount	1.6500000
Interest Carryover Shortfall	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	2.1500000
Interest Distribution Amount	2.1500000
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	109.3305671
Interest Distribution Amount	1.6562558
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	107.6743113

Servicing Fee	Total

Amount of Servicing Fee Paid	506,254.57
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	290	4,667,156.96
Past Due 61-90 days	89	1,376,058.49
Past Due 91 + days	28	385,627.57
Total	407	6,428,843.02